May 21, 2015 Fourth quarter FY15 earnings presentation Bristow Group Inc. Exhibit 99.1

Fourth quarter FY15 earnings call agenda
Introduction
CEO remarks and safety review
Operational highlights
Current and future financial performance
Closing remarks
Questions and answers
Linda McNeill, Director Investor Relations
Jonathan Baliff, President and CEO
Jeremy Akel, SVP and COO
John Briscoe, SVP and CFO
Jonathan Baliff, President and CEO

Forward-looking statements
Statements contained in this presentation that state the Company’s or management’s intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. These forward-looking statements include statements regarding earnings guidance and earnings growth, expected contract revenue, customer activity levels, capital deployment strategy, operational and capital performance, shareholder return, liquidity, market and industry conditions. It is important to note that the Company’s actual results could differ materially from those projected in such forward-looking statements. Risks and uncertainties include without limitation:
fluctuations in the demand for our services; fluctuations in worldwide prices of and supply and demand for oil and natural gas; fluctuations in levels of oil and natural gas production, exploration and development activities; the impact of competition; actions by clients; the risk of reductions in spending on helicopter services by governmental agencies; changes in tax and other laws and regulations; changes in foreign exchange rates and controls; risks associated with international operations; operating risks inherent in our business, including the possibility of declining safety performance; general economic conditions including the capital and credit markets;
our ability to obtain financing; the risk of grounding of segments of our fleet for extended periods of time or indefinitely; our ability to re-deploy our aircraft to regions with greater demand; our ability to acquire additional aircraft and dispose of older aircraft through sales into the aftermarket; the possibility that we do not achieve the anticipated benefit of our fleet investment and Operational Excellence programs; availability of employees with the necessary skills; and political instability, war or acts of terrorism in any of the countries in which we operate.
Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s SEC filings, including but not limited to the Company’s annual report on Form 10-K for the fiscal year ended March 31, 2015. Bristow Group Inc.
disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future events or otherwise.

CEO remarks and safety review Jonathan Baliff, President and CEO

0.54
0.53
0.53
0.96
FY10
FY11
FY12
FY13
FY14
FY15

0.59
0.42
0.27
0.31
0.26
0.23
FY10
FY11
FY12
FY13
FY14
FY15

Bristow

HeliOffshore

TARGET ZERO

FY15 operational safety review
1) AAR includes commercial operations for Bristow Group and consolidated affiliates, Eastern Airways and Airnorth
2) TRIR for FY15 includes consolidated commercial operations, corporate, Bristow Academy, Eastern Airways, and Airnorth employees
Total Recordable Injury Rate²
(TRIR) per
200,000 man hours (cumulative)
FY15 Air Accident Rate
1
(AAR) per
100,000  flight hours (fiscal year)
0
0
•
Achieved one full year of global
Target Zero in August 2014 and
two consecutive years with zero
air accidents in March 2015
•
FY15 Total Recordable Injury Rate
of 0.23, a 12% improvement from
FY14
•
NABU and WASBU were Target
Zero for air and ground in FY15
•
FY15 saw the successful launch
of HeliOffshore with vital work
ongoing  for industry “Safety
Through Collaboration”

FY15 highlights
•
High reliability and excellent client service led to 13.9%
revenue growth to $1.7 billion in FY15
•
Proactive cost and capital efficiency led to FY15 adjusted
EBITDAR* of $474 million, BVA** of $100 million, and
operating cash flow of $253 million
•
On-time, on-budget launch of $2.5 billion UK SAR contract
•
Expanded our integrated point-to-point logistics service
offering to Australia through the acquisition of Airnorth
•
Increased quarterly dividend by 6% to $0.34 per share;
more than doubled since its initiation in 2011 at $0.15/share
*Adjusted EBITDAR amounts exclude gains and losses on dispositions of assets and any special items during the period. See reconciliation of these items to GAAP measures in the appendix hereto and in our earnings release for the quarter and fiscal year ended March 31, 2015.
**Bristow Value Added (BVA) is calculated by taking gross cash flow less the product of gross operating assets times a capital charge of 10.5%. Example calculation can be found in the appendix hereto.
.

Bristow market perspectives
Overall
market
perspective
•
Bristow continues to believe this is not just a supply-oriented decline, but is driven by weaker than expected demand for
oil
•
Bristow believes in a U-shaped recovery that will continue for
18-24 months from today
•
Delayed recovery and oil price volatility may defer final
investment decisions on key unsanctioned offshore projects
•
Although production-oriented services (like aviation) are doing better than most in OFS, available aircraft capacity continues to increase
•
Our clients continue to be aggressive in lowering their costs to maximize returns on their offshore portfolios
•
The severity of this downturn is not uniform among regions, with geographies like the North Sea more acutely impacted
Offshore
aviation
market
perspective

Operational highlights Jeremy Akel, SVP and COO

Stavanger
Bergen
Hammerfest
Bronnoysund
Norway
Scatsta
Sumburgh
Stornoway
Aberdeen
Humberside
UK
Norwich

Eastern airways

airline of the year 2014/15
an eragold award

Bristow

TARGET ZERO

•
Europe contributed 44% of Bristow operating
revenue and 37% of adjusted EBITDAR* in Q4
FY15
•
Operating revenue increased 3.8% to $177.2M in
Q4 FY15 from $170.7M in Q4 FY14
•
Adjusted EBITDAR decreased 16.6% to $53.1M in
Q4 FY15 from $63.6M in Q4 FY14 with adjusted
EBITDAR margin of 29.9% in Q4 FY15 vs. 37.3% in
Q4 FY14
Outlook:
Clients continue to seek efficiencies in a
challenging operating cost environment
UK SAR revenue mitigates against adverse
market conditions
Beginning in FY16, European operations
(including SAR) will be included in the Europe
Caspian region, along with Turkmenistan
FY16 adjusted EBITDAR margin for Europe
Caspian expected to be ~high thirties
Europe (EBU)
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other
Inverness

UK SAR update
•
From the start of the Gap SAR contract on June 1, 2013 through March 31, 2015, we have conducted 583 missions and rescued and/or assisted 581 people
•
Sumburgh and Stornoway (Gap SAR) bases generated a total of $11.1M of operating revenue in Q4 FY15 and $87.2M since the beginning of the contract
•
Commenced operations from Humberside and Inverness on schedule on April 1, 2015;
14 aircraft expected to be on revenue service by the end of FY16
UK SAR Q1 Q2 Q3 Q4 FY16 GAP SAR Total FY16
Cumulative LACE 4 8 10 14 14 4 18
Quarterly adjusted EBITDAR ($M) $7 - $9 $14 - $17 $20 - $23 $29 - $31 $70 - $80 $15 - $25 $85 - $105
UK SAR - Expected FY16

Escravos
Warri Texaco
Port Harcourt NAF
Eket
Lagos
Nigeria
Port Harcourt

Bristow
TARGET ZERO

West Africa (WASBU)
•
West Africa (Nigeria) contributed 19% of Bristow
operating revenue and 25% of adjusted
EBITDAR* in Q4 FY15
•
Operating revenue decreased to $75.3M in Q4
FY15 from $83.8M in Q4 FY14
•
Adjusted EBITDAR increased to $35.9M in Q4
FY15 from $27.8M in Q4 FY14 and adjusted
EBITDAR margin increased to 47.7% in Q4
FY15 vs. 33.2% in Q4 FY14
Outlook:
Activity expected to remain steady in Nigeria
despite the downturn
Eastern expansion into Nigeria commences
mid-June and is expected to be a key
differentiator
Beginning in FY16, WASBU will be included
in our Africa region, along with Tanzania and
Egypt (PAS)
FY16 adjusted EBITDAR margin for Africa
expected to be ~mid thirties
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other

•
North America contributed 14% of Bristow operating
revenue and 20% of adjusted EBITDAR* in Q4
FY15
•
Operating revenue increased to $58.3M in Q4 FY15
from $55.6M in Q4 FY14
•
Adjusted EBITDAR increased to $28.2M in
Q4 FY15 vs. $19.7M in Q4 FY14 while adjusted
EBITDAR margin increased to 48.3% from 35.4% in
Q4 FY14
Outlook:
Ad hoc and small aircraft demand in the GoM is
contracting
Additional opportunities in the Caribbean and
South America supporting exploration programs
Beginning in FY16, NABU will be included in our
Americas region, along with Trinidad and South
America (including Líder)
Americas FY16 adjusted EBITDAR margin
expected to be ~mid thirties
North America (NABU)
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other
Bristow operated bases
Cougar operated bases

Broome
Truscott
Darwin
BDI provide support to the Republic of Singapore Air Force
Oakey
Karratha
Varanus Is
Barrow Is
Exmouth
Learmonth
Australia
Perth
Great Australian Bight
Warrnambool
Essendon
Tooradin

Bristow

airnorth together we fly

TARGET ZERO

Australia (AUSBU)
•
Australia contributed 16% of Bristow operating
revenue and 12% of adjusted EBITDAR* in Q4 FY15
•
Operating revenue increased by 55.0% to $62.9M in
Q4 FY15 from $40.6M in Q4 FY14
•
Adjusted EBITDAR increased 80.4% to $17.6 million
in Q4 FY15 from $9.7M in Q4 FY14 and adjusted
EBITDAR margin increased to 27.9% in Q4 FY15
from 24.0% in Q4 FY14
Outlook:
Additional opportunities exist in offshore
development activity and the expansion of our
fixed wing network
Airnorth is expected to generate ~$80-90M in
operating revenue and $20-25M in adjusted
EBITDAR in FY16
Beginning in FY16, AUSBU will be included in our
Asia Pacific region, along with Malaysia and
Sakhalin
FY16 adjusted EBITDAR margin for Asia Pacific
expected to be ~mid twenties
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other

* Operating revenue and adjusted EBITDAR percentages exclude corporate and other
Consolidated in OIBU
Unconsolidated Affiliate
Other International (OIBU)
•
Other International contributed 8% of Bristow
operating revenue and 5% of adjusted EBITDAR* in
Q4 FY15
•
Operating revenue decreased to $31.8M in Q4 FY15
vs. $38.0M in Q4 FY14
•
Adjusted EBITDAR decreased to $7.5M in Q4 FY15
vs. $20.2M in Q4 FY14 and adjusted EBITDAR margin
decreased to 23.6% in Q4 FY15 from 53.3% in Q4
FY14
Outlook:
Beginning in FY16, OIBU operations will be
included in the new geographic regions as
discussed on the previous pages

Manaus
Porto Urucu
Belém
Fortaleza
Natal
Recife
Salvador
Brasilia
Confins
Pampulha
Vitória
Galeão
Campinas
Guarulhos
Campos
Itanhahém
Curitiba
Macaé
Santos Dumont
Jacarepaguá
São J. dos Campos
Navegantes
Congonhas
Porto Alegre
Operational bases

$ in millions
140
120
100
80
60
40
20
0
56.0
59.1
70.5
123.4
111.3
21.9
CY10
CY11
CY12
CY13
CY14
Q1 CY15

Bristow

TARGET ZERO

Líder update
* Reconciliation of adjusted EBITDAR, leverage and BVA provided in the appendix
Líder adjusted EBITDAR*
•
Q1 CY15 EBITDAR was $21.9 million, down
25% from Q1 CY14 due to reduced activity with
Petrobras
•
Absolute BVA contribution to Bristow from Líder
was $2.4M* in Q4 FY15
•
Adjusted debt to TTM adjusted EBITDAR
increased to 3.3x as of March 31, 2015 from
3.0x as of March 31, 2014
Outlook:
Petrobras strategic plan review could
delay medium and large aircraft tender
awards and startup
Petrobras activity expected to level or
decrease in FY16 before ramping
back up in FY17
Beginning in FY16, Líder results will
be included in our Americas region

Current financial performance and guidance for the future John Briscoe, SVP and CFO

$1.35
$0.91
$0.12
$0.26
$0.30
Q4 FY14 Operations Corporate and Other FX Changes Q4 FY15
Financial highlights:
Adjusted EBITDAR and adjusted EPS summary year-over-year
Q4 FY14 to Q4 FY15 adjusted EPS bridge
$122.9
$126.3
$24.6
$7.7
$13.5
Q4 FY14 Operations Corporate and Other FX Changes Q4 FY15
Q4 FY14 to Q4 FY15 adjusted EBITDAR bridge (in millions)
Note: Adjusted EPS and adjusted EBITDAR amounts exclude gains and losses on dispositions of assets and any special items during the period. See reconciliation of these items to GAAP in our earnings release for the quarter ended March 31, 2015.

Q1 FY15
Q2 FY15
Q3 FY15
Q4 FY15
3.4
3.2
3
2.8
2.6
2.4
2.2
2
BRL per USD
42% depreciation
20%
3/31/2014
6/30/2014
9/30/2014
12/31/2014
3/31/2015

Bristow

TARGET ZERO

18 Brazilian real per USD Source: Factset

Consolidated commercial aircraft
Large Aircraft Equivalent (LACE)*
300
250
200
150
100
50
0
279
264
261
241
242
153
149
158
158
166
FY11
FY12
FY13
FY14
FY15

LACE*
LACE Rate* ($ in millions)
180
170
160
150
140
$12
$10
$8
$6
$4
$2
$-
$7.15
$7.89
$8.35
$9.34
$9.21
153
149
158
158
166
FY11
FY12
FY13
FY14
FY15

Bristow

TARGET ZERO

LACE and LACE rate
FY16 average LACE guidance range initiated at 170-180 and average LACE rate guidance range initiated at $8.00 - $9.00 million
*See appendix hereto for more information on LACE and LACE rate. Consolidated commercial aircraft, LACE and LACE rate exclude Bristow Academy, affiliate aircraft, fixed wing aircraft, aircraft held for sale, aircraft construction in progress and reimbursable revenue.

70.0
60.0
50.0
40.0
30.0
20.0
10.0
-
BVA $ in millions
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
TTM GCF reutrn %
12.4%
13.0%
13.1%
13.2%
13.2%
28.7
24.5
26.1
19.7
29.3
Q4 FY14
Q1 FY15
Q2 FY15
Q3 FY15
Q4 FY15

Bristow

TARGET ZERO

Bristow Value Added (BVA) drives improving Gross Cash
Flow (GCF) performance
•
Q4 FY15 absolute BVA is positive $29.3M, a $0.6M or 2%  increase from Q4 FY14
•
Year-over-year change in BVA is driven by:
Revenue growth
Margin improvement
Capital efficiency efforts
•
EBU and NABU generated key improvements year-over-year
Note: BVA is computed by subtracting a capital charge (10.5%) for the use of gross invested capital from after tax operating cash flow.
GCF Return % is based on trailing twelve months after tax operating cash flows (Gross Cash Flow) over average quarterly gross invested capital (Gross Operating Assets).
Refer to the appendix for additional details.

300
250
200
150
100
50
0
$ in millions
151
231
267
232
253
FY11
FY12
FY13
FY14
FY15

600
500
400
300
200
100
-
$ in millions
116
145
262
140
216
199
204
326
104
266
FY11
FY12
FY13
FY14
FY15
Undrawn borrowing capacity
Cash

Bristow
TARGET ZERO

Our progress on BVA yields stronger operating cash flow
for growth, dividends and share repurchases
Net cash provided by operating activities
1
Total liquidity
2
1)
See 10-K for more information on cash flow provided by operating activities.
2) At period end
261
402
415
530
370

FY16 guidance initiated
•
FY16 adjusted EPS guidance range is initiated at $3.90 - $4.40, excluding special items and aircraft sales.  FY16 guidance
includes:
*Assuming FY16 revenue earned in same regions and same mix as in FY15.
Average  LACE (Large AirCraft
Equivalent)
~170-180 Interest expense ~ $35 - $45M
Average LACE Rate ~ $8.00 - $9.00M Rent expense (aircraft only) ~$185 - $195M
G & A expense (all inclusive) ~ $220 - $240M Tax rate* ~ 21 - 24%
Depreciation expense ~ $125 - $135M Adj. EPS guidance $3.90 - $4.40
FY16 guidance as of March 31, 2015

$5.00
$4.00
$3.00
$2.00
$3.77
$0.88
$0.50
$4.15
FY15 adjusted EPS
FY15 foreign exchange effect
FY16 net oil and gas decline, partially offset by new business
FY16 adjusted EPS guidance midpoint

-
-

FY16 adjusted EPS guidance bridge from FY15
•
FY15 results adjusted for foreign exchange effect of $0.88 bridges to reported adjusted EPS of
$3.77 (~$4.65 in total)
•
FY16 expected net decline in oil and gas with addition of UK SAR yields an approximate $0.50 adjusted EPS decrease
Bristow estimates 5% - 10% expected revenue losses in oil and gas, partially offset by $75 -
$95 million of expected cost savings in FY16
UK SAR and other new business expected to add incremental adjusted EPS to FY16
•
Despite the downturn, Bristow expects adjusted EBITDAR and EPS growth in FY17

Bristow remains well positioned for the future
•
Safety is and will remain our number one priority, as we build on two consecutive years of air Target Zero and continue to proactively engage with the industry through HeliOffshore
•
We continue to differentiate ourselves through first class efficiency and combined services, making us an indispensable partner to our clients
•
The offshore aviation market will remain challenging as project sanctioning is delayed and helicopter capacity increases in FY16
•
That being said, we expect improved FY16 BVA and adjusted EBITDAR due to UK SAR with cost and capital efficiency in response to this downturn
•
We have a positive outlook for FY17, as we begin to see the full benefit from UK SAR contracts and generate more cash given our strong balance sheet and modern fleet, which is primarily owned versus leased

Appendix

Organizational chart - as of March 31, 2015
Business Unit
(% of Q4 FY15 operating revenue)
Corporate
Region
( # of aircraft / # of locations)
Joint Venture
(# of aircraft)
Key
Operated Aircraft
Bristow owned and/or operated 371
aircraft as of March 31, 2015
Affiliated Aircraft
Bristow affiliates and joint
ventures operated 130 aircraft
as of March 31, 2015
*   Includes corporate and other
EBU
42%
WASBU
18%
NABU
14%
AUSBU
15%
OIBU
8%
BRS Academy
3%*
UK – 85/7
Norway – 21/4
Nigeria – 46/6
U.S. GoM – 59/6
Canada – 9/2
Australia – 40/12 Brazil – 8/4
Egypt – 0/0
Russia – 7/3
Tanzania – 3/1
Trinidad – 11/1
Turkmenistan – 1/1
Florida – 51/1
Louisiana – 13/1
Nevada – 3/1
UK – 4/1
Lider – 85
PAS – 45
Other – 7/1
Falklands – 3/1
Bristow

New organizational chart - as of March 31, 2015
Business Unit
(% of Q4 FY15 operating revenue)
Corporate
Region
( # of aircraft / # of locations)
Joint Venture
(# of aircraft)
Key
Operated Aircraft
Bristow owned and/or operated 371
aircraft as of March 31, 2015
Affiliated Aircraft
Bristow affiliates and joint
ventures operated 130 aircraft
as of March 31, 2015
*   Includes corporate and other
Europe
Caspian
43%
Africa
19%
Americas
21%
Asia Pacific
16%
BRS Academy
1%*
UK – 85/7
Norway – 21/4
Nigeria – 46/6
U.S. GoM – 59/6
Canada – 9/2
Australia – 40/12
Brazil – 8/4
Egypt – 0/0
Russia – 7/3
Tanzania – 3/1
Trinidad – 11/1 Turkmenistan – 1/1
Florida – 51/1
Louisiana – 13/1
Nevada – 3/1
UK – 4/1
Lider – 85
PAS – 45
Other – 7/1
Falklands – 3/1
Bristow

Organizational changes
Old business unit New region
EBU
Europe, Eastern Airways and UK
SAR
Europe Caspian
EBU and Turkmenistan
AUSBU
Australia and Airnorth
Asia Pacific
AUSBU, Malaysia and Russia
NABU
U.S. and Canada
Americas
NABU, Trinidad and South
America (including Brazil)
WASBU
Nigeria
Africa
WASBU, Egypt and Tanzania
OIBU
Turkmenistan, Malaysia, Russia,
Egypt, Trinidad, South America
(including Brazil) and Tanzania
Eliminated

Aircraft fleet – medium and large
as of March 31, 2015
Next Generation Aircraft
Medium capacity 12-15 passengers
Large capacity 16-25 passengers
Mature Aircraft
Fair market value of our owned fleet is ~$2.0 billion and leased fleet is ~$1.6 billion
Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered
Large Helicopters
AS332 L Super Puma 18 Twin Turbine 4             - 4             -
AW189 16 Twin Turbine 4             - 4             13
H175 16 Twin Turbine - - - 17
H225 19 Twin Turbine 26           - 26           1
Mil Mi 8 20 Twin Turbine 7             - 7             -
Sikorsky S-61 25 Twin Turbine 2             - 2             -
Sikorsky S-92 19 Twin Turbine 69           9             78           6
112         9             121         37
LACE 110
Medium Helicopters
AW139 12 Twin Turbine 26           2             28           1
Bell 212 12 Twin Turbine - 14           14           -
Bell 412 13 Twin Turbine 21           19           40           -
H155 13 Twin Turbine 1             - 1             -
Sikorsky S-76A/A++ 12 Twin Turbine - 5             5             -
Sikorsky S-76C/C++ 12 Twin Turbine 51           34           85           -
Sikorsky S-76D 12 Twin Turbine 3             - 3             7
102         74           176         8
LACE 46

Aircraft fleet – small, training and fixed
as of March 31, 2015 (continued)
Mature Aircraft
Small capacity 4-7 passengers
Training capacity 2-6 passengers
* LACE does not include held for sale, training helicopters and fixed wing
Next Generation Aircraft
Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered
Small Helicopters
AW109 6 Twin Turbine - 1             1
AS 350BB 4 Turbine - 2             2
Bell 206B 4 Turbine 1             2             3             -
Bell 206 L Series 6 Turbine 5             6             11           -
Bell 407 6 Turbine 32           - 32           -
BK-117 7 Twin Turbine 2             - 2             -
H135 6 Twin Turbine -          3             3             -
40           14           54           -
LACE 10
Training Helicopters
AW109 6 Twin Turbine 2             - 2             -
AS 355 5 Twin turbine 2             - 2             -
Bell 206B 4 Turbine 12           - 12           -
Robinson R22 2 Piston 6             - 6             -
Robinson R44 4 Piston 7             - 7             -
Sikorsky 300CB/CBi 2 Piston 41           - 41           -
Fixed Wing 1             - 1             -
71           - 71           -
Fixed Wing 46           33           79           -
Total 371         130         501         45
TOTAL LACE (Large Aircraft Equivalent)* 166

Small Medium Large Total Leased LACE Total LACE % Leased
EBU -               5              36            41            39                       71                       54%
WASBU -               1              1              2              2                         20                       8%
NABU 1              13            5              19            12                       33                       35%
AUSBU 2              2              8              12            10                       22                       44%
OIBU -               -               -               -               - 21                       -
Total 3              21            50            74            61                       166                     37%
Operating lease strategy: lowering the cost and amount of
capital needed to grow
•
Of the 119 aircraft currently leased in our fleet, 74 are commercial (61 LACE), 28 are training and 17 fixed wing
•
61 LACE aircraft represent approximately 37% of our commercial fleet
•
Our goal is for commercial fleet operating leases to account for approximately
35% of our LACE
Leased aircraft as of March 31, 2015
* The percentage of LACE leased is calculated by taking the total LACE for leased aircraft divided by the total LACE for all aircraft we operate, including both owned and leased aircraft.
See 10-K Note 7 “Commitments and Contingencies” for more information provided on operating leases.
*

Consolidated fleet changes and aircraft sales for Q4 FY15
See 10-K Note 7 “Commitments and Contingencies” for more information provided on operating leases.
Q1 FY15 Q2 FY15 Q3 FY15 Q4 FY15 FY15
Fleet Count Beginning
363 363 363 369 363
Delivered
Large
6             2             4             2             14
Medium
3             -              2             2             7
Total Delivered
9             2             6             4             21
Removed
Sales
(4)            (7)            (4)            (15)          (30)
Other*
(5)            5             4             13           17
Total Removed
(9)            (2)            -              (2)            (13)
363 363 369 371 371
# of aircraft
sold
Cash
received*
Q1 FY15 4                  4.7 $
Q2 FY15 7                  8.2 $
Q3 FY15 4                  2.5 $
Q4 FY15 15                2.0 $
Total 30                17.4 $
* Amounts stated in millions
*Includes writeoffs, lease returns and commencements.

Held for sale and leased fleet as of Q4 FY15
See 10-K Note 7 “Commitments and Contingencies” for more information provided on operating leases.
Small Medium Large Training Total
EBU -              -              2             -              2
WASBU -              3             -              -              3
NABU -              3             -              -              3
AUSBU -              -              -              -              -
OIBU -              4             -              -              4
Academy -              -              -              -              -
Total -              10           2             -              12
Held for sale aircraft in consolidated fleet
Small Medium Large Training Fixed wing Total
EBU -              5             36           -              13           54
WASBU -              1             1             -              -              2
NABU 1             13           5             -              -              19
AUSBU 2             2             8             -              4             16
OIBU -              -              -              -              -              -
Academy -              -              -              28           -              28
Total 3             21           50           28           17           119
Leased aircraft in consolidated fleet

Leased aircraft by region as of Q4 2015
Leased aircraft as of March 31, 2015
Small Medium Large Total Leased LACE Total LACE % Leased
Europe Caspian -              5             36           41           39                      72                      54%
Africa -              1             1             2             2                        21                      7%
Americas 1             13           5             19           12                      45                      26%
Asia Pacific 2             2             8             12           10                      29                      33%
Total 3             21           50           74           61                      166                   37%
* The percentage of LACE leased is calculated by taking the total LACE for leased aircraft divided by the total LACE for all aircraft we operate, including both owned and leased aircraft.
See 10-K Note 7 “Commitments and Contingencies” for more information provided on operating leases.
*

See 10-K Note 7 “Commitments and Contingencies” for more information provided on operating leases.
Held for sale and leased fleet by region as of Q4 2015
Small Medium Large Training Total
Europe Caspian -              -              2             -              2
Africa -              3             -              -              3
Americas -              7             -              -              7
Asia Pacific -              -              -              -              -
Academy -              -              -              -              -
Total -              10           2             -              12
Held for sale aircraft in consolidated fleet
Small Medium Large Training Fixed wing Total
Europe Caspian -              5             36           -              13           54
Africa -              1             1             -              -              2
Americas 1             13           5             -              -              19
Asia Pacific 2             2             8             -              4             16
Academy -              -              -              28           -              28
Total 3             21           50           28           17           119
Leased aircraft in consolidated fleet

Operating revenue, LACE and LACE rate by BU
4
1) $ in millions
2) LACE rate is annualized
3) $ in millions per LACE
4) Excludes Bristow Academy, Airnorth and Eastern Airways
FY15 op revenue
1
LACE LACE Rate
2,3,4
EBU $633 71 $8.91
WASBU 296 20 14.99
NABU 234 33 7.04
AUSBU 197 22 9.18
OIBU 136 21 6.63
Total $1,528 166 $9.21
as of March 31, 2015
Operating revenue, LACE, and LACE rate by BU

Operating revenue, LACE and LACE rate by region
4
1) $ in millions
2) LACE rate is annualized
3) $ in millions per LACE
4) Excludes Bristow Academy, Airnorth and Eastern Airways
FY15 op revenue
1
LACE LACE Rate
2,3,4
Europe Caspian $642 72 $8.97
Africa 316 21 14.88
Americas 348 45 7.77
Asia Pacific 226 29 7.93
Total $1,528 166 $9.21
as of March 31, 2015
Operating revenue, LACE, and LACE rate by region

Historical LACE by BU
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
EBU 45 45 45 42 42 43 48 46 44 46 46 45
WASBU 23 23 24 25 24 24 21 22 23 22 22 22
NABU 39 36 36 36 39 35 34 29 30 29 30 30
AUSBU 20 20 22 22 20 23 24 20 19 20 20 19
OIBU 36 34 34 35 33 33 33 38 39 38 38 34
Consolidated 163 158 161 160 157 158 159 154 154 154 155 149
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
EBU 47 45 51 55 57 59 59 56 61 65 70 71
WASBU 22 22 20 21 21 21 22 23 23 23 20 20
NABU 30 31 39 37 37 33 34 34 33 32 34 33
AUSBU 18 17 17 19 19 19 20 22 23 24 24 22
OIBU 32 28 27 27 27 28 31 24 25 23 22 21
Consolidated 147 142 154 158 161 160 165 158 163 166 168 166
LACE
FY11 FY12 FY10
FY13 FY14 FY15

Historical LACE by region
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Europe Caspian 48 46 52 56 58 60 60 57 62 68 70 72
Africa 23 23 21 21 21 22 23 24 24 24 22 21
Americas 48 46 53 52 51 48 48 47 47 45 46 45
Asia Pacific 29 28 28 30 30 30 34 30 31 29 31 29
Consolidated 147 142 154 158 161 160 165 158 163 166 168 166
FY13 FY14 FY15
LACE

Historical LACE rate by BU
1) $ in millions
2) LACE rate is annualized
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
EBU $8.36 $8.28 $8.40 $8.76 $8.20 $8.50 $7.90 $8.40 $9.80 $9.60 $9.63 $10.09
WASBU 9.08 8.81 8.66 8.34 9.70 9.40 10.70 9.90 9.10 10.30 11.17 11.46
NABU 5.05 5.44 5.26 5.23 5.40 6.10 6.00 6.60 5.80 6.30 5.89 5.79
AUSBU 5.38 5.56 5.59 5.67 6.80 6.00 6.00 7.50 8.60 7.10 6.96 7.78
OIBU 3.66 4.09 4.06 3.78 3.90 4.10 4.40 3.90 3.50 3.70 3.78 4.22
Consolidated $6.31 $6.52 $6.49 $6.45 $6.70 $6.90 $6.90 $7.10 $7.30 $7.40 $7.43 $7.89
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
EBU $10.60 $11.03 $9.74 $9.13 $9.63 $9.95 $10.30 $10.84 $10.60 $9.78 $9.33 $8.91
WASBU 12.35 12.24 13.71 13.28 14.26 14.62 14.17 13.99 14.21 14.23 16.04 14.99
NABU 7.05 7.11 5.84 6.12 6.34 7.13 6.75 6.84 7.02 7.04 7.00 7.04
AUSBU 8.48 9.29 9.55 8.58 8.04 7.74 7.21 6.76 8.27 8.72 8.29 9.18
OIBU 4.22 4.62 4.76 4.94 4.97 4.73 4.58 5.57 5.80 6.20 6.44 6.63
Consolidated $8.55 $8.95 $8.49 $8.35 $8.78 $9.07 $8.97 $9.34 $9.55 $9.43 $9.33 $9.21
LACE Rate
1,2
FY10 FY11 FY12
FY13 FY14 FY15

Historical LACE rate by region
1) $ in millions
2) LACE rate is annualized
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Europe Caspian $10.50 $10.94 $9.70 $9.12 $9.63 $9.96 $10.31 $10.86 $10.57 $9.77 $9.38 $8.97
Africa 11.54 11.70 13.06 13.28 14.26 13.95 13.25 13.34 14.10 14.11 15.86 14.88
Americas 6.11 6.53 5.89 6.13 6.66 7.35 7.18 7.30 7.44 7.64 7.58 7.77
Asia Pacific 6.91 7.49 7.64 7.23 6.88 6.48 5.50 6.42 7.14 7.55 7.36 7.93
Consolidated $8.55 $8.95 $8.49 $8.35 $8.78 $9.07 $8.97 $9.34 $9.55 $9.43 $9.33 $9.21
FY13 FY14 FY15
LACE Rate
1,2

Flight hours by BU
Q1 Q2 Q3 Q4 FY13 Q1 Q2 Q3 Q4 FY14
EBU 17,236    15,900    14,399    13,807    61,342    16,294    16,871    16,428    19,537    69,130
WASBU 10,754    10,635    11,060    10,941    43,390    11,716    11,396    11,485    10,984    45,581
NABU 20,169    20,561    17,159    15,014    72,903    15,922    16,419    12,345    11,322    56,008
AUSBU 2,792      2,961      3,247      3,084      12,084    2,794      2,263      2,406      2,915      10,378
OIBU 4,177      4,981      3,868      4,404      17,430    3,365      3,633      3,584      3,721      14,303
Consolidated 55,128    55,038    49,733    47,250    207,149 50,091    50,582    46,248    48,479    195,400
Q1 Q2 Q3 Q4 FY15
EBU 24,038    24,224    23,327    21,755    93,344
WASBU 10,684    10,452    10,495    9,327      40,958
NABU 11,820    11,346    12,249    9,950      45,365
AUSBU 2,845      2,681      3,047      5,719      14,292
OIBU 3,791      3,604      3,915      3,544      14,854
Consolidated 53,178    52,307    53,033    50,295    208,813
FY15
Flight hours by BU
FY13 FY14

Flight hours by region
Q1 Q2 Q3 Q4 FY13 Q1 Q2 Q3 Q4 FY14
Europe Caspian 17,354    16,062    14,610    14,111    62,137    16,457    17,056    16,597    19,706    69,816
Africa 10,754    10,634    11,061    10,941    43,390    11,716    11,395    11,509    11,383    46,003
Americas 22,697    22,952    19,480    17,429    82,558    18,225    18,982    14,737    13,548    65,492
Asia Pacific 4,323      5,390      4,582      4,769      19,064    3,693      3,149      3,405      3,842      14,089
Consolidated 55,128    55,038    49,733    47,250    207,149 50,091    50,582    46,248    48,479    195,400
Q1 Q2 Q3 Q4 FY15
Europe Caspian 24,181    24,340    23,495    21,860    93,876
Africa 11,058    10,855    11,004    9,719      42,636
Americas 14,261    13,537    14,384    12,201    54,383
Asia Pacific 3,678      3,575      4,150      6,515      17,918
Consolidated 53,178    52,307    53,033    50,295    208,813
FY15
Flight hours by region
FY13 FY14

Order and options book as of March 31, 2015
1) 17 large aircraft on order are subject to the successful development and certification of the aircraft
2) SAR configured
#
Helicopter
Class Delivery Date
1 Large June-16
3 Medium June-16
2 Large September-16
2 Medium September-16
4 Large December-16
1 Medium December-16
2 Large March-17
1 Medium March-17
2 Large June-17
1 Medium June-17
2 Large September-17
1 Medium September-17
3 Large December-17
3 Medium December-17
2 Medium March-18
30
OPTIONS BOOK
#
Helicopter
Class Delivery Date Location Contracted
3 Medium June-15 Africa
1 Medium June-15 Americas 1 of 1
2 Large September-15 Europe Caspian
2
1 Large September-15 Americas 1 of 1
4 Medium September-15 Africa
1 Large December-15 Asia Pacific 1 of 1
1 Large December-15 Asia Pacific
2
1 of 1
1 Large December-15 Europe Caspian
2
3 Large December-15 Europe Caspian
1 Large March-16 Europe Caspian
1 Large June-16 Europe Caspian
3 Large December-16 TBD
1 Large March-17 TBD
2 Large June-17 TBD
1 Large September-17 TBD
2 Large December-17 TBD
1 Large March-18 TBD
1 Large June-18 TBD
1 Large September-18 TBD
1 Large December-18 TBD
1 Large March-19 TBD
1 Large June-19 TBD
1 Large September-19 TBD
1 Large December-19 TBD
36 4 of 36
ORDER BOOK
1

Order and options book as of March 31, 2015 (continued)
#
Helicopter
Class Delivery Date Location Contracted
5 Large June-15 Europe Caspian 5 of 5
2 Large June-15 Europe Caspian 2 of 2
2 Large September-15 Europe Caspian 2 of 2
2 Large December-15 Europe Caspian 2 of 2
11 11 of 11
The aircraft that are indicated in grey italics will be leased upon delivery
UK SAR CONFIGURED ORDER BOOK

$95
$85
$75
$65
$55
$45
$35
Net asset FMV per share
Book value of equity per share
Average stock price
Zone of leased FMV
78.43
57.42
49.85
46.02
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15

Bristow
TARGET ZERO

Total net asset FMV with and without leased aircraft FMV
NOTE: The gray shaded area represents the range of FMV with and without the impact of leased aircraft (upper range includes leased aircraft and related NPV of lease payments; lower range excludes FMV of leased aircraft as well as the NPV of lease payments).

Net asset FMV reconciliation as of March 31, 2015
(in millions) Including leases Excluding leases
(+) FMV of aircraft $1,968 $1,968
(+) FMV of leased aircraft $1,645 -
(+) NBV of PPE without aircraft $528 528
(+) Working capital $203 203
(-) LT debt ($846) (846)
(-) Leased imputed debt ($640) -
(-) Pension liability ($100) (100)
Net asset FMV $2,759 $1,753
# of common shares 35.2 35.2
Net asset FMV per share $78.43 $49.85
March 31, 2015

Full Year

	Full Year

	Full Year

	Full Year

Bristow

TARGET ZERO

Adjusted EBITDAR margin* trend by BU
* Adjusted EBITDAR excludes special items and asset dispositions and margin is calculated by taking adjusted EBITDAR divided by operating revenue
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
EBU 33.0% 31.4% 30.7% 36.1% 32.9% 32.2% 34.6% 39.5% 38.3% 36.2%
WASBU 29.5% 35.5% 37.2% 36.6% 35.0% 31.9% 26.5% 35.0% 31.8% 31.5%
NABU 14.3% 20.6% 14.8% 19.4% 17.3% 23.2% 20.7% 29.1% 29.5% 25.7%
AUSBU 20.2% 14.4% 23.5% 35.6% 24.3% 27.0% 28.0% 27.3% 26.0% 27.1%
OIBU 48.1% 19.1% 47.8% 42.9% 39.5% 36.2% 44.2% 55.7% 51.6% 46.6%
Consolidated 23.4% 24.0% 27.6% 31.2% 26.6% 26.3% 26.1% 31.5% 29.4% 28.3%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
EBU 30.3% 35.3% 35.3% 37.3% 34.7% 34.1% 33.7% 33.1% 29.9% 32.8%
WASBU 31.3% 30.4% 33.5% 33.2% 32.1% 25.6% 31.1% 34.6% 47.7% 34.6%
NABU 29.2% 31.0% 33.1% 35.4% 32.1% 39.7% 32.4% 40.0% 48.3% 40.2%
AUSBU 17.7% 21.0% 15.0% 24.0% 19.6% 23.7% 22.6% 25.4% 27.9% 25.2%
OIBU 67.4% 39.3% 33.2% 53.3% 47.7% 41.4% 18.5% 20.7% 23.6% 26.2%
Consolidated 28.5% 28.7% 27.0% 30.4% 28.6% 29.2% 25.4% 25.3% 30.2% 27.4%
FY12 FY13
FY14 FY15

Full Year

	Full Year

	Full Year

Bristow

TARGET ZERO

Adjusted EBITDAR margin* trend by region
* Adjusted EBITDAR excludes special items and asset dispositions and margin is calculated by taking adjusted EBITDAR divided by operating revenue
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Europe Caspian 31.9% 34.4% 39.1% 35.6% 35.3% 30.3% 35.2% 35.4% 37.7% 34.9%
Africa 31.5% 26.5% 35.0% 32.0% 31.4% 34.1% 30.1% 31.7% 36.6% 33.3%
Americas 28.4% 27.7% 37.6% 39.7% 33.5% 42.2% 35.6% 37.2% 38.1% 37.8%
Asia Pacific 34.1% 36.6% 34.2% 28.7% 33.3% 25.0% 23.3% 17.4% 28.3% 23.8%
Consolidated 26.3% 26.1% 31.5% 29.4% 28.3% 28.5% 28.7% 27.0% 30.4% 28.6%
Q1 Q2 Q3 Q4
Europe Caspian 34.1% 33.4% 32.8% 30.8% 32.8%
Africa 25.9% 30.7% 34.5% 48.6% 34.7%
Americas 44.3% 31.3% 37.6% 40.5% 38.5%
Asia Pacific 23.5% 22.7% 24.5% 29.2% 25.2%
Consolidated 29.2% 25.4% 25.3% 30.2% 27.4%
FY13
FY15
FY14

Adjusted EBITDAR* reconciliation
* Adjusted EBITDAR excludes special items and asset dispositions
($ in millions) Q1 Q2 Q3 Q4 FY12 Q1 Q2 Q3 Q4 FY13
Net income $21 $3 $26 $15 $65 $24 $30 $37 $40 $132
Income tax expense $7 -$2 $7 $2 $14 $6 $8 $8 $13 $35
Interest expense $9 $9 $10 $10 $38 $9 $9 $15 $10 $42
Gain on disposal of assets -$1 $2 $3 $29 $32 $5 $1 -$7 -$7 -$8
Depreciation and amortization $23 $25 $23 $25 $96 $21 $23 $25 $27 $96
Special items $0 $25 $0 $3 $28 $2 -$2 $15 $2 $16
Adjusted EBITDA Subtotal $58 $62 $69 $84 $273 $68 $70 $92 $85 $314
Rental expense $9 $9 $13 $15 $46 $16 $15 $18 $18 $67
Adjusted EBITDAR $67 $71 $82 $99 $319 $84 $85 $109 $103 $381
($ in millions) Q1 Q2 Q3 Q4 FY14 Q1 Q2 Q3 Q4 FY15
Net income $27 $110 $19 $32 $188 $45 $28 $0 $16 $89
Income tax expense $8 $41 $3 $6 $57 $12 $6 $1 $4 $23
Interest expense $20 $9 $7 $8 $45 $7 $8 $7 $8 $30
Gain on disposal of assets $2 $3 -$4 $0 $1 -$1 $0 $26 $10 $36
Depreciation and amortization $23 $24 $24 $26 $96 $25 $28 $24 $37 $114
Special items $0 -$102 $24 $20 -$59 $6 $7 $5 $1 $17
Adjusted EBITDA Subtotal $79 $85 $72 $92 $328 $95 $77 $63 $75 $309
Rental expense $23 $23 $28 $31 $106 $33 $35 $46 $50 $165
Adjusted EBITDAR $102 $109 $101 $123 $434 $128 $112 $109 $125 $474
Fiscal year ended,
3/31/2012 3/31/2013
3/31/2014
Fiscal year ended,
3/31/2015

Bristow Value Added (BVA)
Sample calculation for Q4 FY15 and Q4 FY14
Bristow Value Added = Gross Cash Flow – (Gross Operating Assets X Capital Charge)
BVA  =  GCF – (GOA x 10.5%**)
Bristow Value Added calculation for Q4 FY15
$29.3 =  $128.0* – ($3,759* x 2.625%**)
Bristow Value Added calculation for Q4 FY14
$28.7 =  $119.4* – ($3,453* x 2.625%**)
*Reconciliation for these items follows right after this slide
**Quarterly capital charge of 2.625% is based on annual capital charge of 10.5%

Bristow gross cash flow reconciliation
(in millions)
Gross cash flow reconciliation Q4 FY14 Q4 FY15
Net income 30 15
Depreciation and amortization 26 37
Interest expense 8 8
Interest income (0)           (0)
Rent 31          50
Other income/expense-net 2            (0)
Gain/loss on asset sale (0)           10
Special items 24          1
Tax effect from special items (2)           (5)
Earnings (losses) from unconsolidated affiliates, net (12)         2
Non-controlling interests 2            1
Gross cash flow before Líder $109 $119
Gross cash flow - Líder proportional 10 9
Gross cash flow after Líder $119 $128

Bristow adjusted gross operating assets reconciliation
(in millions)
Adjusted gross operating assets reconciliation Q4 FY14 Q4 FY15
Total assets 3,398       3,231
Accumulated depreciation 523           509
Capitalized operating leases 428           623
Cash and cash equivalents (204)         (104)
Investment in unconsolidated entities (263)         (216)
Goodwill (57)            (76)
Intangibles (19)            (18)
Assets held for sale: net (29)            (58)
Assets held for sale: gross 73             84
Adj. for gains & losses on assets sales (21)            102
Accounts payable (90)            (84)
Accrued maintenance and repairs (17)            (23)
Other accrued taxes (9)              (13)
Accrued wages, benefits and related taxes (71)            (82)
Other accrued liabilities (212)         (139)
Income taxes payable (14)            (8)
Deferred revenue (31)            (37)
ST deferred taxes (12)            (18)
LT deferred taxes (170)         (166)
Adjusted gross operating assets before Líder 3,203       3,506
Adjusted gross operating assets - Líder proportional 250 253
Adjusted gross operating assets after Líder $3,453 3,759

Líder Bristow Value Added (BVA)
Sample calculation for Q4 FY15 and Q4 FY14
Bristow Value Added = Gross Cash Flow – (Gross Operating Assets X Capital Charge)
BVA = GCF – (GOA x 10.5%** )
Bristow Value Added calculation for Q4 FY15
$2.4 = $9.0* – ($253* x 2.625%**)
Bristow Value Added calculation for Q4 FY14
$3.2 = $9.8* – ($250* x 2.625%**)
*Reconciliation for these items follows right after this slide
**Quarterly capital charge of 2.625% is based on annual capital charge of 10.5%

Líder gross cash flow reconciliation
($ in millions)
Gross cash flow reconciliation Q4 FY14 Q4 FY15
Net income  (loss) (35) $            (0) $
Depreciation and amortization 3                   3
Rent 7                   7
Interest expense 4                   2
Interest income (1)                 2
FX (gains) losses 3                   16
Other income/expense-net (1)                 (12)
Special Adjustment- remove Lider tax per income stmt. 45                5
Earnings (losses) from unconsolidated affiliates, net 0
Non-controlling Interests 0                   0
Gross cash flow 25                22
Special item outside of Líder - add Bristow tax calc. (2)                 (1)
Gross cash flow 23                21
Líder proportional consolidation - GCF 10 $             9 $

Líder adjusted gross operating assets reconciliation
($ in millions)
Adjusted gross operating assets reconciliation Q4 FY14 Q4 FY15
Total assets 580 $              588 $
Cash and cash equivalents (73)                   (69)
Accumulated depreciation 74                    76
Capitalized operating leases 145                 136
Investments & escrow deposits (33)                   (42)
Intangibles (5)                     (5)
Intangibles, amortization 4                      4
Other, non operating assets (25)                   (23)
Adj. for gains & losses on assets sales
Accounts payable (28)                   (24)
Other payables (5)                     (4)
Other accrued taxes (8)
Accrued wages, benefits and related taxes (20)                   (15)
Income taxes payable (7)                     (6)
Deferred revenue (11)                   (5)
LT deferred taxes (7)                     -
Adjusted gross operating assets 589                 604
Líder proportional consolidation GOA 250 $              253 $

Líder's adjusted EBITDAR* reconciliation
* Adjusted EBITDAR excludes special items and asset dispositions
($ in millions) Q1 CY14 Q2 CY14 Q3 CY14 Q4 CY14 Q1 CY15
Gross revenue 121.2          113.7             116.4          100.9          80.2
(-) Revenue deductions (5.9)             (7.3)               (7.7)             (6.1)             (4.5)
Net operating revenue 115.3          106.4             108.7          94.8            75.7
(-) Cost of products and services (90.8)           (79.5)              (82.0)           (72.1)           (56.3)
Gross profit 24.5            26.9               26.6            22.7            19.4
(-) Selling and administrative expenses (7.0)             (7.5)               (8.8)             (9.0)             (5.6)
(+) Equity income of associates 0.5              0.8                (0.6)             (0.2)             (0.7)
(+) Other operating income/expenses 0.2              0.2                0.2              (1.0)             -
Operating result 18.3            20.4               17.5            12.5            13.1
(+) Depreciation and amortization 3.4              3.5                3.5              3.3              2.9
EBITDA 21.6            23.9               21.0            15.8            16.0
Leasing costs 7.4              7.3                7.4              6.8              5.8
Adjusted EBITDAR 29.1            31.2               28.4            22.6            21.9

GAAP reconciliation
1) See information about special items in 10-K or earnings release for Q4 FY15
2) These amounts are presented after applying the appropriate tax effect to each item and dividing by the weighted average shares outstanding during the related period to calculate the earnings per share impact
2015 2014 2015 2014
Adjusted operating income $49,261 $68,401 $210,564 $217,348
Gain (loss) on disposal of assets (10,255) 81 (35,849) 8,068
Special items
1
(11,304) (21,061) (28,841) (1,272)
Operating income $27,702 $47,421 $145,874 $224,144
Adjusted EBITDAR $126,330 $122,923 $473,824 $380,966
Gain (loss) on disposal of assets (10,255) 81 (35,849) 8,068
Special items
1
(925) (20,485) (17,132) (16,204)
Depreciation and amortization (37,129) (25,645) (114,293) (96,284)
Rent expense (49,928) (31,139) (164,767) (67,423)
Interest expense (7,895) (8,237) (30,310) (42,446)
Provision for income taxes (4,390) (5,529) (22,766) (35,002)
Net income $15,808 $31,969 $88,707 $131,675
Adjusted net income $31,804 $49,129 $133,963 $137,846
Gain (loss) on disposal of assets
2
(8,087) 60 (28,528) 6,373
Special items
1,2
(8,640) (18,871) (21,135) (14,117)
Net income (loss) attributable to Bristow Group $15,077 $30,318 $84,300 $130,102
Adjusted diluted earnings per share $0.91 $1.35 $3.77 $3.78
Gain (loss) on disposal of assets
2
(0.23) - (0.80) 0.17
Special items
1,2
(0.25) (0.52) (0.59) (0.39)
Diluted earnings (loss) per share $0.43 $0.83 $2.37 $3.57
Three months ended
March 31,
Fiscal year ended
December 31,
(In thousands, except per share amounts)

Bristow leverage reconciliation
*Adjusted EBITDAR excludes gains and losses on dispositions of assets
Debt Investment Capital Leverage
(a) (b) (c)  = (a) + (b) (a) / (c)
(in millions)
As of March 31, 2015 864.4 $                                   1,618.8 $              2,483.2 $        34.8%
Adjust for:
Unfunded Pension Liability 99.6                                       99.6
NPV of Lease Obligations 640.0                                      640.0
Letters of credit 10.7                                       10.7
Adjusted 1,614.7 $                                (d) 1,618.8 $              3,233 $           49.9%
Calculation of debt to adjusted EBITDAR multiple
TTM Adjusted EBITDAR*:
FY 2015 473.8 $                                   (e)
= (d) / (e) 3.41:1

Líder leverage reconciliation
(in millions) Mar-14 Mar-15
Total book debt 296 $       300 $
NPV of leases 63             41
Total adjusted debt 359           341
TTM adjusted EBITDAR 120 $       104 $
Adjusted debt / TTM adj. EBITDAR 3.0x 3.3x

LIDER Aviação

airnorth
together we fly

Bristow

aviashelf

Eastern
airways

COUGAR

61 We are Bristow

62 Bristow Group Inc. (NYSE: BRS) 2103 City West Blvd., 4 th Floor Houston, Texas 77042 t 713.267.7600 f 713.267.7620 bristowgroup.com Contact us